Exhibit 10.11

                                   RENEWAL OF
                          EMPLOYMENT AGREEMENT BETWEEN


                             Charles W. Luppert, AND


                          SUSQUEHANNA BANCSHARES, INC.
                                  AND WNB BANK

     As of Wednesday, January 15, 2003, the employment of Charles W. Luppert is hereby deemed to be renewed for three (3) years under the terms and conditions per the Employment Agreement dated March 12, 2001 (but effective as of February 28, 2001), as amended.

     The base salary as per Section 4.1 will be $173,014 per year.



                                                SUSQUEHANNA BANCSHARES, INC.


Attest:

/s/ Lisa M. Cavage                              By: /s/ Edward Balderston, Jr.
------------------                                  --------------------------
Secretary                                       Edward Balderston, Jr.
Lisa M. Cavage                                  SVP & Group Executive


[SEAL]

Attest:
WNB Bank



/s/ Joan F. Stubler                             By: /s/ Chris W. Rager
-------------------                                -------------------
Treasurer                                       Chris W. Rager
                                                Vice President--Operations

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     The Employment Agreement effective as of February 28, 2001, and amended by the First Amendment to Employment Agreement dated January 18, 2002, by and between SUSQUEHANNA BANCSHARES, INC., a Pennsylvania corporation organized as a financial holding company under the Bank Holding Company Act of 1956, as amended (the "Company"), WNB BANK, a Pennsylvania state-chartered bank and the successor in interest to Williamsport National Bank (the "Bank"), on the one side, and CHARLES W. LUPPERT, an adult individual whose principal residence is at 1618 Heather Lane, Williamsport, Pennsylvania 17701 (the "Employee"), is hereby amended as follows:

     1. Subparagraph 10.5(b) is amended to read in its entirety as follows:

     "(b) all other employee benefits to which the Employee would have been entitled under paragraph 7 hereof if he had remained in the employ of the Company for the remainder of the Period of Employment. However, to the extent that such employee benefits are provided by insurance companies and other vendors not affiliated with the Company, the obligation of the Company and the Bank to provide such employee benefits shall not exceed that to which the Employee would be entitled under the contracts in force between the Company and such vendors at the time of the event of termination under this subparagraph 10.5."




                      [THIS SPACE INTENTIONALLY LEFT BLANK]


       As so amended, said Employment Agreement is hereby confirmed, with the intent to be legally bound, this 30th day of January, 2003.


                                            SUSQUEHANNA BANCSHARES, INC.



Attest: /s/ Lisa M. Cavage                  By: /s/ William J. Reuter
        ------------------                      ---------------------
Secretary                                   Name: William J. Reuter
                                            Title: President and CEO

                                            WNB BANK

Attest: /s/ Chris W. Rager                  By: /s/ Charles W. Luppert
        ------------------                      ----------------------
Secretary                                   Name:
                                            Title:

                                            EMPLOYEE

Witness:

/s/ Chris W. Rager                          /s/ Charles W. Luppert
------------------                          ----------------------
Name:                                       Charles W. Luppert